AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 17, 2001


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                   FORM 8-K/A

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                OCTOBER 18, 2000
                Date of report (Date of earliest event reported)

                         ------------------------------


                        CHANGE TECHNOLOGY PARTNERS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                         ------------------------------


         DELAWARE                       0-13347                 06-1582875
(State or Other Jurisdiction of       (Commission             (IRS Employer
Incorporation or Organization)        File Number)           Identification No.)


         537 STEAMBOAT ROAD
         GREENWICH, CONNECTICUT                                 06830
(Address of Principal Executive Offices)                     (Zip Code)


                                 (203) 661-6942
               (Registrant's Telephone Number Including Area Code)

                         ------------------------------


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

                         ------------------------------

This Form 8-K/A amends Item 7 of that certain Form 8-K filed with the Securities and Exchange Commission on February 7, 2001 by including the financial information referred to below.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         A.       Financial Statements of Business Acquired

                  (a)      Independent Auditors' Report

                  (b) Balance Sheets as of February 29, 2000, February 28, 1999 and August 31, 2000 (unaudited)

                  (c) Statements of Operations for the years ended February 29, 2000 and February 28, 1999 and the six months ended August 31, 2000 (unaudited) and August 31, 1999 (unaudited)

                  (d) Statements of Stockholders' Equity for the years ended February 29, 2000 and February 28, 1999 and the six months ended August 31, 2000 (unaudited)

                  (e) Statements of Cash Flows for the years ended February 29, 2000 and February 28, 1999 and the six months ended August 31, 2000 (unaudited) and August 31, 1999 (unaudited)

                  (f)      Notes to Financial Statements

         B.       Pro Forma Financial Statements

                  (a)      Introduction

                  (b) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2000

                  (c) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1999

                  (d) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2000

                  (e) Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information

ITEM 7 (a)

                           ATC INSYS TECHNOLOGY, INC.


                                      INDEX


                                                                            PAGE
                                                                            ----

Independent Auditors' Report...................................................2

Balance Sheets as of February 29, 2000, February 28, 1999 and
     August 31, 2000 (unaudited) ..............................................3

Statements of Operations for the years ended February 29, 2000 and February 28, 1999 and the six months ended August 31, 2000
     (unaudited) and August 31, 1999 (unaudited) ..............................4

Statements of Stockholders' Equity for the years ended February 29, 2000 and February 28, 1999 and the six months ended August 31, 2000
     (unaudited) ..............................................................5

Statements of Cash Flows for the years ended February 29, 2000 and
     February 28, 1999 and the six months ended August 31, 2000
     (unaudited) and August 31, 1999 (unaudited) ..............................6

Notes to Financial Statements..................................................7

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholder of InSys Technology, Inc.:

We have audited the accompanying balance sheets of InSys Technology, Inc. (a wholly-owned subsidiary of ATC Group Services, Inc., and a debtor in possession as of February 29, 2000) as of February 29, 2000 and February 28, 1999, and the related statements of operations, stockholders' equity and cash flows for the years ended February 29, 2000 and February 28, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of InSys Technology, Inc. as of February 29, 2000 and February 28, 1999, and the results of operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/S/ KPMG LLP

New York, New York
March 12, 2001

                       ATC INSYS TECHNOLOGY, INC (A WHOLLY
                  OWNED SUBSIDIARY OF ATC GROUP SERVICES, INC.)
                  (A DEBTOR-IN-POSSESSION AT FEBRUARY 29, 2000)

                                 BALANCE SHEETS


                                                             FEBRUARY 29,    FEBRUARY 28,     AUGUST 31,
                                                                 2000            1999            2000
                                                                 ----            ----            ----
                                                                                             (UNAUDITED)
                          ASSETS

Current assets:
     Cash............................................       $     91,597    $      47,494  $     191,627
     Accounts receivable.............................          1,542,968        1,838,353      1,109,103
     Due from Parent.................................          1,143,083          401,102      1,457,259
     Prepaid expenses and other current assets.......              2,306           19,920          2,606
                                                            ------------    -------------  -------------
         Total current assets........................          2,779,954        2,306,869      2,760,595

Machinery and equipment, net.........................            127,320          153,583        101,749
Deferred Taxes.......................................             55,321           41,013         15,007
                                                            ------------    -------------  -------------
         Total assets ...............................       $  2,962,595    $   2,501,465  $   2,877,351

         LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities not subject to compromise Current liabilities:
     Cash overdraft..................................                 --          120,125          2,921
     Accounts payable and accrued expenses...........                 --          442,735        326,574
     Income taxes payable............................            876,018          615,192        843,471
Liabilities subject to compromise
Current liabilities:
     Accounts payable and accrued expenses...........            400,718               --             --
                                                            ------------    -------------  -------------
         Total current liabilities...................          1,276,736        1,178,052      1,172,966
                                                            ============    =============  =============

Stockholders' equity
     Common stock, no par value; 1,500 shares
         authorized, and 1,500 shares issued and
         outstanding.................................              1,500            1,500          1,500
     Additional paid-in capital......................          4,650,000        4,650,000      4,650,000

     Accumulated deficit.............................         (2,965,641)      (3,328,087)    (2,947,115)
                                                            ============    =============  =============
         Total stockholders' equity..................          1,685,859        1,323,413      1,704,385
                                                            ------------    -------------  -------------
         Total liabilities and stockholders' equity..       $  2,962,595    $   2,501,465  $   2,877,351
                                                            ============    =============  =============

See accompanying notes to financial statements

                          ATC INSYS TECHNOLOGY, INC (A
              WHOLLY OWNED SUBSIDIARY OF ATC GROUP SERVICES, INC.)
                  (A DEBTOR-IN-POSSESSION AT FEBRUARY 29, 2000)

                            STATEMENTS OF OPERATIONS


                                                                  YEAR ENDED                     SIX MONTHS ENDED
                                                    --------------------------------     -------------------------------
                                                      FEBRUARY 29,      FEBRUARY 28,                AUGUST 31,
                                                         2000              1999               2000              1999
                                                         ----              ----               ----              ----
                                                                                           (unaudited)       (unaudited)
Revenues........................................    $   8,859,578     $   9,385,314      $   3,229,887     $   4,894,346

Operating costs and expenses
   Personnel and related project expenses........       5,787,777         5,861,252          2,515,002         3,635,269
   Sales and marketing...........................         457,204           379,114            149,997           266,974
   Management and administrative.................       2,006,685         2,302,843            527,787           658,843
                                                    -------------     -------------      -------------     -------------
             Total operating expenses............       8,251,666         8,543,209          3,192,786         4,561,086

             Income from operations..............         607,912           842,105             37,101           333,260
                                                    -------------     -------------      -------------     -------------

Provision for income taxes......................          245,466           338,497             18,575            35,889


             Net income..........................   $     362,446     $     503,608      $      18,526     $     297,371
                                                    =============     =============      =============     =============

See accompanying notes to the financial statements

                           ATC INSYS TECHNOLOGY, INC.
             (A WHOLLY OWNED SUBSIDIARY OF ATC GROUP SERVICES, INC.)
                  (A DEBTOR-IN-POSSESSION AT FEBRUARY 29, 2000)

                        Statement of Stockholders' Equity
           for the years ended February 29, 2000 and February 28, 1999 and the six months ended August 31, 2000


                                                                     COMMON STOCK,
                                                                      NO PAR VALUE
                                                                --------------------------
                                                                SHARES            AMOUNT
                                                                ------            ------
Balance at February 28, 1998..............................           1,500      $     1,500

Net income for the year ended February 28, 1999...........              --               --
                                                                ----------      -----------
Balance at February 28, 1999..............................           1,500            1,500

Net income for the year ended February 29, 2000...........              --               --
                                                                ----------      -----------
Balance at February 29, 2000..............................           1,500            1,500

Net income for the six months ended August 31, 2000.......              --               --
                                                                ----------      -----------
Balance at August 31, 2000................................           1,500      $     1,500
                                                                ==========      ===========


                                                              ADDITIONAL
                                                               PAID-IN            ACCUMULATED
                                                               CAPITAL              DEFICIT                TOTAL
                                                               -------              -------                -----
Balance at February 28, 1998..............................   $   4,650,000      $    (3,831,695)         $     819,805

Net income for the year ended February 28, 1999...........              --              503,608                503,608
                                                             -------------      ---------------          -------------
Balance at February 28, 1999..............................       4,650,000           (3,328,087)             1,323,413

Net income for the year ended February 29, 2000...........              --              362,446                362,446
                                                             -------------      ---------------          -------------
Balance at February 29, 2000..............................       4,650,000           (2,965,641)             1,685,859

Net income for the six months ended August 31, 2000.......              --               18,526                 18,526
                                                             -------------      ---------------          -------------
Balance at August 31, 2000................................   $   4,650,000      $    (2,947,115)         $   1,704,385
                                                             =============      ===============          =============

See accompanying notes to the financial statements

                              ATC TECHNOLOGY, INC.
             (A WHOLLY OWNED SUBSIDIARY OF ATC GROUP SERVICES, INC.)
                  (A DEBTOR-IN-POSSESSION AT FEBRUARY 29, 2000)

                            STATEMENTS OF CASH FLOWS


                                                                 YEAR ENDED                    SIX MONTHS ENDED
                                                    -------------------------------    -------------------------------
                                                     FEBRUARY 29,      FEBRUARY 28,               AUGUST 31,
                                                         2000              1999               2000          1999
                                                         ----              ----               ----          ----
                                                                                           (unaudited)   (unaudited)
Cash flows from operating activities:
   Net Income....................................  $    362,446       $    503,608     $     18,526      $    297,371
   Adjustments to reconcile net income to net cash
     provided by operating activities:
       Depreciation and amortization.............        85,366             75,258           37,036            43,325
       Loss on disposal of fixed assets..........         3,656                 --               --                --
       Changes in operating assets and liabilities,
          Accounts receivable....................       295,385             93,833          433,865           185,911
          Prepaid expenses and other current
          assets.................................        17,614             19,182             (300)            9,394
          Due from parent........................      (741,981)        (1,030,766)        (314,176)         (487,713)
          Accounts payable and accrued expenses..       (42,017)           (66,925)         (74,144)         (138,037)
          Income taxes payable...................       260,826            417,301          (32,547)           43,876
          Deferred tax asset.....................       (14,308)           (41,013)          40,314
          Deferred income taxes..................            --            (32,800)              --                --
                                                   ------------       ------------     ------------      ------------
              Net cash provided by (used in)
              operating activities...............       226,987            (62,322)         108,574           (45,873)
                                                   ------------       ------------     ------------      ------------

Cash flows from investing activities:
     Capital expenditures.......................        (62,759)           (74,556)         (11,465)          (32,068)
                                                   ------------       ------------     ------------      ------------
              Net cash used in investing
              activities.........................       (62,759)           (74,556)         (11,465)          (32,068)
                                                   ------------       ------------     ------------      ------------

Cash flows from financing activities:
     Cash overdraft.............................       (120,125)            (9,883)           2,921            30,447
                                                   ------------       ------------     ------------      ------------
              Net cash provided by (used in)
              financing activities...............      (120,125)            (9,883)           2,921            30,447
                                                   ------------       ------------     ------------      ------------
              Net increase (decrease) in cash....        44,103           (146,761)         100,030           (47,494)

Cash at beginning of period.....................         47,494            194,255           91,597            47,494
                                                   ------------       ------------     ------------      ------------
Cash at end of period...........................   $     91,597       $     47,494     $    191,627      $         --
                                                   ============       ============     ============      ============

                           ATC INSYS TECHNOLOGY, INC.
             (A WHOLLY OWNED SUBSIDIARY OF ATC GROUP SERVICES, INC.)
                  (A DEBTOR-IN-POSSESSION AT FEBRUARY 29, 2000)

                          NOTES TO FINANCIAL STATEMENTS


(1)      SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

         (a)      SUMMARY OF OPERATIONS

                  ATC InSys Technology, Inc. ("InSys", or the "Company"), a Delaware corporation, is a wholly-owned subsidiary of ATC Group Services, Inc. ("ATC" or the "Parent"). The Company's primary offerings consist of consulting services in the areas of systems integration, website design and software development.

         (b)      BASIS OF PRESENTATION

                  The accompanying financial statements reflect the historical results of operations, financial position and cash flows of the Company. As further described in the notes to the financial statements, the Company has extensive transactions with the Parent and its clients. Because of these relationships, it is possible that the terms of certain transactions are not the same as those that would result from transactions among unrelated parties. Accordingly, these financial statements may not be indicative of the results that would have occurred if the Company operated as a stand-alone entity during the periods presented, the future results of the Company, or the costs which may be incurred by an unaffiliated entity to achieve similar results.

                  On July 26, 1999, the Parent and its subsidiaries, including the Company, (jointly, the "Debtors") each filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York. The Parent and its subsidiaries emerged from bankruptcy in March, 2000. See note 7.

                  In accordance with AICPA Statement of Position No. 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"), the liabilities which have been presented as subject to compromise have been reported at the amounts expected to be allowed under the Plan. At February 29, 2000 and February 28, 1999, all of the Company's liabilities, consisting primarily of employee remuneration and trade payables, were incurred in the normal course of business and are being settled in a timely manner. There were no material liabilities of the Company compromised as a result of the bankruptcy proceedings. The Company incurred costs resulting from the reorganization of approximately $5,000, representing the company's portion of related professional fees. As the Parent continued as the sole shareholder in the Company subsequent to the Company's emergence from Chapter 11, the Company did not adopt fresh-start reporting.

         (c)      USE OF ESTIMATES

                  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions

                           ATC INSYS TECHNOLOGY, INC.
             (A WHOLLY OWNED SUBSIDIARY OF ATC GROUP SERVICES, INC.)
                  (A DEBTOR-IN-POSSESSION AT FEBRUARY 29, 2000)

                          NOTES TO FINANCIAL STATEMENTS


                  that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         (d)      INTERIM FINANCIAL INFORMATION

                  In the opinion of management, the unaudited interim financial statements as of August 31, 2000 and for the six months ended August 31, 2000 and 1999 include all adjustments, which consist only of normal recurring adjustments, necessary for a fair presentation of such financial statements. The results of operations for the six months ended August 31, 2000 are not necessarily indicative of the results to be expected for the full year.

         (e)      MACHINERY AND EQUIPMENT

                  Machinery and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, generally three to five years. Leasehold improvements are amortized using the straight-line method over the estimated useful lives of the assets or the term of the lease, whichever is shorter.

         (f)      SEGMENT REPORTING

                  The Company is centrally managed and operates in one business segment: development of extranet and internet applications.

         (g)      INCOME TAXES

                  The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in results of operations in the period that the tax change occurs.

                  The Company has been included in the consolidated federal income tax returns and certain state and local income tax returns filed by the Parent. Income taxes have been provided for herein on a separate return basis for all periods presented.

                           ATC INSYS TECHNOLOGY, INC.
             (A WHOLLY OWNED SUBSIDIARY OF ATC GROUP SERVICES, INC.)
                  (A DEBTOR-IN-POSSESSION AT FEBRUARY 29, 2000)

                          NOTES TO FINANCIAL STATEMENTS


         (h)      ALLOCATION OF COSTS FROM PARENT

                  The Company reimbursed the Parent for certain general and administrative expenses, and the Company's portion of corporate taxes, which were incurred on its behalf. These amounts were measured on a direct transaction basis; no allocation methodologies were used.

         (i)      REVENUE RECOGNITION

                  Revenues are recognized in the period when the underlying services are rendered, provided collection of the resulting receivable is probable. The Company generally enters into short term, project specific, contracts with its clients. The Company's fees are computed on a time and materials basis, and clients are generally billed in the same period in which services are rendered. If services are rendered in advance of billings, the Company presents the related amounts as unbilled revenue. If amounts are received in advance of services being performed, the amounts are presented as deferred revenues.

         (j)      FINANCIAL INSTRUMENTS AND CONCENTRATION OF RISK

                  Financial instruments that potentially subject the Company to significant concentrations of credit risk consist of cash, accounts receivable, accounts payable and accrued liabilities. At February 29, 2000 and February 28, 1999 the fair value of these instruments approximated their financial statement carrying amount because of the short term maturity of these instruments. The Company has not experienced any significant credit losses to date.

                  Total revenues associated with major customers are as follows:

                                        February 29,          February 28,
                                            2000                  1999
                                            ----                  ----

                  Customer

                  A....................      23%                   20%

                  B....................      11%                   24%

                  C....................      11%                   12%

                  Accounts receivable regarding significant customers are as follows:

                           ATC INSYS TECHNOLOGY, INC.
             (A WHOLLY OWNED SUBSIDIARY OF ATC GROUP SERVICES, INC.)
                  (A DEBTOR-IN-POSSESSION AT FEBRUARY 29, 2000)

                          NOTES TO FINANCIAL STATEMENTS


                                        February 29,          February 28,
                                            2000                  1999
                                            ----                  ----

                  Customer

                  A....................       21%                   19%

                  B....................        _                    14%

                  C....................        _                    19%

                  D....................       19%                    _

                  E....................       13%                    _

                  To date, accounts receivable have been derived from fees billed to clients located in the United States. The Company generally requires no collateral. The Company's clients are engaged in various businesses and the Company performs ongoing credit evaluations of its clients.

         (k)      ADVERTISING COSTS

                  During the years ended February 29, 2000 and February 28, 1999 and the six month period ended August 31, 2000 the Company incurred no advertising costs.

         (l)      RECENT ACCOUNTING PRONOUNCEMENTS

                  In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements," which provides guidance on the recognition, presentation, and disclosure of revenue in financial statements filed with the SEC. SAB No. 101 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosures related to revenue recognition policies. Management believes that the impact of SAB No. 101 will not have a material effect on the financial position results of operations of the Company.

                  In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities --Deferral of Effective Date of FASB Statement No. 133." SFAS 133, as amended by SFAS 137, is effective for all fiscal quarters beginning after June 15, 2000. The Company does not currently use derivative instruments.

                  In March 2000, the Financial Accounting Standards Board issued FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation - an interpretation of APB Opinion No. 25" ("FIN 44"). FIN 44

                           ATC INSYS TECHNOLOGY, INC.
             (A WHOLLY OWNED SUBSIDIARY OF ATC GROUP SERVICES, INC.)
                  (A DEBTOR-IN-POSSESSION AT FEBRUARY 29, 2000)

                          NOTES TO FINANCIAL STATEMENTS


                  clarifies the application of APB Opinion No. 25 and among other issues clarifies the following: the definition of an employee for purposes of applying APB Opinion No. 25; the criteria for determining whether a plan qualifies as a noncompensatory plan; the accounting consequence of various modifications to the terms of previously fixed stock options or awards; and the accounting for an exchange of stock compensation awards in a business combination. FIN 44 is effective July 1, 2000, but certain conclusions in FIN 44 cover specific events that occurred after either December 15, 1998 or January 12, 2000. To the extent the Company's stock-based compensation awards are or become subject to "variable accounting" because of FIN 44, significant periodic fluctuations in the price of the Company's common stock may cause the application of FIN 44 to have a material impact on stock-based compensation reported in future results of operations.

(2)      BALANCE SHEET COMPONENTS

         MACHINERY AND EQUIPMENT, NET

                  Machinery and equipment consist of the following:

                                              February 29,          February 28,
                                                 2000                  1999
                                                ----                  ----

                  Leasehold improvements....   $   14,227           $  14,227

                  Computer equipment and
                    purchased software......      297,857              240,000

                  Office equipment..........       42,041               40,795
                                               ----------           ----------
                                                  354,125              295,022

                  Less accumulated depreciation
                    and amortization........     (226,805)            (141,439)
                                               ----------           ----------
                                               $  127,320           $  153,583
                                               ===========          ==========

                  Depreciation and amortization expense was $85,366 and $75,259 for the years ended February 29, 2000 and February 28, 1999, respectively.

                  ACCOUNTS PAYABLE AND ACCRUED EXPENSES

                  Accounts payable and accrued expenses consist of the following:

                           ATC INSYS TECHNOLOGY, INC.
             (A WHOLLY OWNED SUBSIDIARY OF ATC GROUP SERVICES, INC.)
                  (A DEBTOR-IN-POSSESSION AT FEBRUARY 29, 2000)

                          NOTES TO FINANCIAL STATEMENTS


                                                 February 29,       February 28,
                                                     2000               1999
                                                     ----               ----

                  Accounts payable..........   $   91,053           $  119,273

                  Accrued salaries..........      157,935              162,576

                  Accrued bonus.............       74,939               79,099

                  Accrued vacation..........       46,505               53,122

                  Other.....................       30,285               28,665
                                               ----------           ----------
                                               $  400,717           $  442,735
                                               ==========           ==========


(3)      PROVISION FOR INCOME TAXES

         The Company has been included in the consolidated federal income tax returns and certain state and local income tax returns filed by the Parent. Income taxes have been provided for on a separate return basis for all periods presented. Provision for income taxes consist of the following:

                                               February 29,      February 28,       August 31,
                                                   2000              1999              2000
                                                   ----              ----              ----
                                                                                     (unaudited)
         Current:
           Federal...................             201,237            244,770           (19,520)
           State.....................              58,537             71,200            (5,677)
                                              -----------        -----------       -----------
                                                  259,774            315,970           (25,197)
                                              -----------        -----------       -----------
         Deferred:
           Federal...................             (14,308)            22,527            43,774
           State.....................                   -                  -                 -
                                              -----------        -----------       -----------
                                                  (14,308)            22,527            43,774
                                              -----------        -----------       -----------
         Provision for income
         taxes........................        $   245,466            338,497            18,577

                           ATC INSYS TECHNOLOGY, INC.
             (A WHOLLY OWNED SUBSIDIARY OF ATC GROUP SERVICES, INC.)
                  (A DEBTOR-IN-POSSESSION AT FEBRUARY 29, 2000)

                          NOTES TO FINANCIAL STATEMENTS


         Deferred Tax Assets:
           Depreciation of Fixed Assets       $         -        $         -       $     3,953

           Accruals.........................       55,511             51,182            11,054

         Deferred Tax Liabilities:
           Depreciation of Fixed Assets ....         (190)           (10,169)                -
                                              -----------        -----------       -----------
         Total Net Deferred Assets .........  $    55,321        $    41,013       $    15,007
                                              ===========        ===========       ===========


                                            FEBRUARY 29, 2000        FEBRUARY 28, 1999          AUGUST 31, 2000
                                            -----------------        -----------------          ---------------
                                                                                                   (unaudited)
Reconciliation of Effective Income
Tax Rate:                                   Amount         %         Amount          %        Amount          %

Income (loss) from continuing
operations before provision for
income taxes.......................     $    607,913      100%   $  842,105       100%    $  36,342        100%

Computed tax at the statutory
rate...............................          206,690       34%      286,316        34%       12,356         34%

State and local income taxes, net of
Federal benefit....................           38,634        6%       46,992         6%        3,748        (10%)

Other..............................              142        0%        5,189         1%        9.967         27%
                                        -----------    ------    ----------    ------     ---------    -------
Provision for income
taxes..............................     $    245,466       40%   $  338,497        40%    $  18,575         51%
                                        ============   ======    ==========    ======     =========    =======


(4)      COMMITMENTS AND CONTINGENCIES

         LEASES

                  The Company has entered into an operating lease agreement for office space. Future minimum lease payments under this noncancelable operating lease with a remaining term in excess of one year at February 28, 2000 are as follows:

                  YEAR ENDING FEBRUARY 28,                    AMOUNT
                  ------------------------                    ------

                    2001.............................       $  119,434

                    2002.............................           39,811
                                                            ----------
                    Total minimum lease payments.....       $  159,245
                                                            ==========

                           ATC INSYS TECHNOLOGY, INC.
             (A WHOLLY OWNED SUBSIDIARY OF ATC GROUP SERVICES, INC.)
                  (A DEBTOR-IN-POSSESSION AT FEBRUARY 29, 2000)

                          NOTES TO FINANCIAL STATEMENTS


                  Rent expense was $118, 737 and $115,243 for the year ended February 29, 2000 and February 28, 1999 respectively.

(5)      EMPLOYEE BENEFIT PLAN

         The Company maintains a savings plan under Section 401(k) of the Internal Revenue Code. The savings plan allows eligible employees to contribute up to 15% of their compensation on a pre-tax basis. The Company does not match any of the employees' contributions.

(6)      BANKRUPTCY AND LEGAL PROCEEDINGS

         On July 26, 1999, ATC Group Services Inc. and its subsidiaries, including the Company, (jointly, the "Debtors") each filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York. The petitions were assigned Case Nos. 99-10437 through 99-10444. The bankruptcy cases of the Debtors were jointly administered. During the period from July 26, 1999 to February 29, 2000 the Company continued in possession of its property and continued to operate and manage its business and financial affairs as a debtor-in-possession under the supervision and orders of the United States Bankruptcy Court for the Southern District of New York. During the period the Company operated under Chapter 11, the Debtors had approval from the Bankruptcy Court to, among other things, continue paying salaries, wages and benefits to all employees, and amounts payable to trade creditors and independent contractors incurred in the ordinary course of business.

         In March, 2000 the Fourth Amended Joint Consolidated Plan of Reorganization (the "Plan"), which provided for the Company to remain substantially intact, was confirmed and the Company thereby emerged from Chapter 11.

         Liabilities presented as subject to compromise have been reported at the amounts expected to be allowed under the Plan. During the period the Company operated under Chapter 11, all of the Company's expenses, consisting primarily of employee remuneration and trade payables, were incurred and the resulting liabilities were settled in the normal course of business and in a timely manner. The Company incurred costs resulting from the reorganization of approximately $5,000, representing the Company's portion of related professional fees. No obligations of the Company were compromised. As the Parent continued as the sole shareholder in the Company subsequent to the Company's emergence from Chapter 11, the Company did not adopt fresh-start reporting.

         In addition to the bankruptcy proceedings, the Company is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material effect on the Company's financial position, results of operation or liquidity.

                           ATC INSYS TECHNOLOGY, INC.
             (A WHOLLY OWNED SUBSIDIARY OF ATC GROUP SERVICES, INC.)
                  (A DEBTOR-IN-POSSESSION AT FEBRUARY 29, 2000)

                          NOTES TO FINANCIAL STATEMENTS


(7)      RELATED PARTY TRANSACTIONS

         Transactions between the Company and the Parent for the years ended February 29, 2000 and February 28, 1999 are summarized below. The net amount due from the Parent resulting from these transactions are included in Due from Parent in the accompanying balance sheets.

         The Company reimbursed the Parent for certain general and administrative expenses, and the Company's portion of corporate taxes, which were incurred on its behalf. These amounts were measured on a direct transaction basis; no allocation methodologies were used. Such reimbursements totaled $223,952 and $351,541 for the years ended February 29, 2000 and February 28, 1999, respectively.

         The Company provided consulting services to the Parent. Such services were rendered at amounts which approximated amounts charged to unrelated parties for similar services. Additionally, the Parent billed certain third parties for services performed by the Company, however the Company served as the principal in the transaction and maintained all associated risks. Amounts billed to the Parent totaled $681,554 and $1,418,536 for the years ended February 29, 2000 and February 28, 1999, respectively.

         The Company participated in the Parent's centralized treasury and cash management system. Intercompany billings were settled on a continuous basis. No interest was earned on the Company's outstanding balance from the Parent.

(8)      SUBSEQUENT EVENTS

         On October 18, 2000 eHotHouse, Inc., a wholly owned subsidiary of Change Technology Partners, Inc., acquired substantially all of the assets and assumed certain liabilities, as defined, of the Company in exchange for $867,000.

ITEM 7 (b)

                    Index to Change Technology Partners, Inc.

             Pro Forma Condensed Consolidated Financial Information
                                   (unaudited)

                                                                            PAGE
                                                                            ----

Introduction to Pro Forma Condensed Consolidated
Financial Information .........................................................2

Pro Forma Condensed Consolidated  Balance Sheet as of June 30, 2000............3

Pro Forma Condensed Consolidated  Statement of Operations
for the year ended December 31, 1999...........................................4

Pro Forma Condensed Consolidated  Statement of Operations
for the six months ended June 30, 2000.........................................5

Notes to the Unaudited Pro Forma Condensed Consolidated
Financial Information..........................................................6

INTRODUCTION

The following unaudited pro forma condensed consolidated financial information for Change Technology Partners, Inc. (the "Company") gives effect to the acquisition of substantially all of the assets and assumption of certain liabilities of ATC InSys Technology, Inc. ("InSys") by the Company (the "Acquisition"). The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1999 and for the six months ended June 30, 2000 give pro forma effect to the Acquisition as if the Acquisition and related transactions had occurred on January 1, 1999. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2000 gives pro forma effect to the Acquisition and related purchase accounting adjustments as if the Acquisition and related transactions had occurred on June 30, 2000. The pro forma adjustments relating to the Acquisition are described in the pro forma notes to the pro forma condensed consolidated financial information.

The Company's fiscal calendar comprises 12 calendar months, beginning January 1st and concluding December 31st. InSys' fiscal calendar comprises 12 calendar months, beginning March 1st and concluding February 28th, or 29th when applicable. This unaudited pro forma condensed consolidated financial information combines similar periods for the purposes of this filing. All pro forma amounts reflect the Company's period ending dates.

The unaudited pro forma condensed consolidated financial information does not purport to represent the results of operations or the financial position of the company that would have resulted had the Acquisition been consummated as of the date or for the period indicated. The historical financial information set forth below has been derived from, and is qualified by reference to, the financial statements of Change Technology Partners, Inc. and the financial statements of ATC InSys Technology, Inc., and should be read in conjunction with those financial statements and notes thereto. The pro forma adjustments are based on purchase accounting adjustments that were determined in accordance with the purchase accounting provisions of Accounting Principals Board Opinion No. 16 ("APB No. 16"), "Business Combinations," and related pronouncements.

                        CHANGE TECHNOLOGY PARTNERS, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)


                                                JUNE 30, 2000                   AUGUST 31, 2000                 JUNE 30, 2000
                                                -------------       ------------------------------------        -------------
                                                   CHANGE
                                                 TECHNOLOGY              INSYS
                                               PARTNERS, INC.       TECHNOLOGY, INC          ADJUSTMENTS          PRO FORMA
                                               --------------       ---------------          -----------          ---------
                    ASSETS

Current assets:
   Cash and cash equivalents..............     $    34,325,000       $       192,000      $    (867,000) (3)   $   33,650,000
   Accounts receivable....................                  --             1,109,000            (50,000) (4)        1,059,000
   Due from Parent........................                  --             1,457,000         (1,457,000) (1)               --
   Prepaid and other current assets.......             105,000                 3,000                 --               108,000
                                               ---------------       ---------------      -------------        --------------
             Total current assets ........          34,430,000             2,761,000         (2,374,000)           34,817,000

Machinery and equipment, net .............                  --               102,000                 --               102,000
Investment in unconsolidated subsidiary...           6,500,000                    --                 --             6,500,000
Deferred tax asset........................                  --                15,000                 --                15,000
Intangible assets, net....................                  --                    --            669,000  (4)          669,000
                                               ---------------       ---------------      -------------        --------------
             Total assets.................     $    40,930,000       $     2,878,000      $  (1,705,000)       $   42,103,000
                                               ===============       ===============      =============        ==============


     LIABILITIES AND STOCKHOLDERS' EQUITY


Current liabilities:......................     $     1,156,000       $     1,173,000      $          --        $    2,329,000
                                               ---------------       ---------------      -------------        --------------
Stockholders' equity......................           9,774,000             1,705,000         (1,705,000) (1)(2)     9,774,000
                                               ---------------       ---------------      -------------        --------------
             Total liabilities and
             stockholders' equity.........     $    40,930,000       $     2,878,000      $  (1,705,000)       $   42,103,000
                                               ===============       ===============      =============        ==============

See accompanying notes to unaudited pro forma condensed consolidated financial information

                        CHANGE TECHNOLOGY PARTNERS, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)


                                                                                  YEAR ENDED
                                                  ------------------------------------------------------------------------
                                                    DECEMBER 31,                                              DECEMBER 31,
                                                        1999           FEBRUARY 29, 2000                          1999
                                                        ----           -----------------                          ----
                                                       CHANGE
                                                     TECHNOLOGY              INSYS
                                                   PARTNERS, INC.       TECHNOLOGY, INC     ADJUSTMENTS       PRO FORMA
                                                   --------------       ---------------     -----------       ---------
Revenues...................................      $           --      $    8,860,000      $         --        $   8,860,000

Operating costs and expenses
   Personnel and related project expenses....                --           5,788,000                --            5,788,000
   Sales and marketing.......................                --             457,000                --              457,000
   Management and administrative.............            12,000           2,007,000           223,000            2,242,000
                                                 --------------      --------------      ------------        -------------
             Total operating expenses .......            12,000           8,252,000           223,000            8,487,000

Other income (expense)
   Interest income...........................             5,000                  --                --                5,000
   Realized loss on trading securities.......            (1,000)                 --                --               (1,000)
   Unrealized gain on trading securities.....            16,000                  --                --               16,000
                                                 --------------      --------------      ------------        -------------
                                                         20,000                  --                --               20,000

Income tax expense.........................                  --             245,000            62,817              307,817
                                                 --------------      --------------      ------------        -------------

             Net income......................    $        8,000      $      363,000      $   (285,817)       $      85,183
                                                 ==============      ==============      ============        =============

Preferred stock dividend requirement.......             (14,000)                 --                --              (14,000)
                                                 --------------      --------------      ------------        -------------
             Net earnings (loss) applicable
             to common shares................    $       (6,000)     $      363,000      $   (285,817)       $      71,183
                                                 ==============      ==============      ============        =============

             Basic and diluted net earnings
             per share.......................    $           --                                              $        0.02
                                                 ==============                                              =============

             Weighted average number of common
             shares outstanding, basic and
             diluted.........................         4,698,000                                                  4,698,000
                                                 ==============                                              =============

See accompanying notes to the unaudited pro forma condensed consolidated financial information

                        CHANGE TECHNOLOGY PARTNERS, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)


                                                                             SIX MONTHS ENDED
                                                   ---------------------------------------------------------------------
                                                   JUNE 30, 2000       AUGUST 31, 2000                     JUNE 30, 2000
                                                   -------------       ---------------                     -------------
                                                       CHANGE
                                                     TECHNOLOGY      INSYS TECHNOLOGY,
                                                   PARTNERS, INC.            INC.           ADJUSTMENTS      PRO FORMA
                                                   --------------            ----           -----------      ---------
Revenues...................................      $           --      $    3,230,000      $        --        $  3,230,000

Operating costs and expenses
   Personnel and related project expenses...                 --           2,515,000               --             2,515,000
   Sales and marketing......................                 --             150,000               --               150,000
   Management and administrative............            475,000             528,000          115,000 (6)         1,118,000
                                                 --------------      --------------      -----------
             Total operating expenses.......            475,000           3,193,000          115,000             3,783,000

Other income (expense)
   Interest income..........................            454,000                  --               --               454,000
   Realized loss on trading securities......                 --                  --               --                    --
   Unrealized gain (loss) on trading securities              --                  --               --                    --
                                                 --------------      --------------      -----------         -------------
                                                        454,000                  --               --               454,000

Income tax expense/(benefit)...............                  --              19,000          (16,952)                2,048
                                                 --------------      --------------      -----------         -------------

             Net earnings (loss)............     $      (21,000)     $       18,000      $   (98,048)        $    (101,048)
                                                 ==============      ==============      ===========         =============

Preferred stock dividend requirement.......                  --                  --               --                    --
Deemed dividend attributable to issuance of
   convertible
   preferred stock and warrants............         (40,100,000)                 --               --           (40,100,000)
                                                 --------------      --------------      -----------         -------------
             Net earnings (loss) applicable
             to common shares...............     $  (40,121,000)     $       18,000      $   (98,048)        $ (40,201,048)
                                                 ==============      ==============      ===========         =============

             Basic and diluted net earnings
             (loss) per share...............     $        (1.57)                                             $        (1.57)
                                                 ==============

             Weighted average number of
             common shares outstanding,
             basic and diluted                       25,617,000                                               25,617,000
                                                 ==============

See accompanying notes to the unaudited pro forma condensed consolidated financial information

                        CHANGE TECHNOLOGY PARTNERS, INC.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                                   (UNAUDITED)


PRO FORMA ADJUSTMENTS

Pro forma adjustments for the unaudited pro forma condensed consolidated balance sheet as of June 30, 2000 and the statements of operations for the year ended December 31, 1999 and the six months ended June 30, 2000 are as follows:

(1) Represents the elimination of assets and equity not included in the Acquisition. The purchase agreement does not provide for the acquisition of amounts presented as due from parent in the interim balance sheet, or the outstanding common stock of ATC InSys Technology, Inc.

(2) Represents the elimination of all ATC InSys accumulated deficit in accordance with the acquisition.

(3) Represents the $867,000 cash payment to the shareholder of ATC InSys Technology, Inc. as part of the Acquisition, and for acquisition related costs.

(4) Amounts shown represent the adjustment to fair value of the identified tangible and intangible assets acquired and liabilities assumed at the date of Acquisition that are capitalized in accordance with APB No. 16 and related pronouncements. This amount reflects a $50,000 adjustment to accounts receivable to reflect such amount at its estimated realizable value.

(5) Represents an adjustment required to include the effect of income taxes as if ATC InSys were included in tax returns of the Company for all periods presented.

(6) Represents amortization of identified intangible assets, consisting of customer list and assembled workforce. Identified intangible assets are being amortized over three years, the expected period of benefit.

                                    SIGNATURE

         Under the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.


                              CHANGE TECHNOLOGY PARTNERS, INC.


                              By:  /s/  Matthew Ryan
                                   --------------------------------------------
                                   Name:  Matthew Ryan
                                   Title: President and Chief Executive Officer


Date:  July 17, 2001